Indebtedness and Derivative Financial Instruments	12 Months Ended
Dec. 31, 2011
Indebtedness and Derivative Financial Instruments Disclosure
Indebtedness and Derivative Financial Instruments

8.    Indebtedness and Derivative Financial Instruments

            Our mortgages and other indebtedness, excluding the impact of derivative instruments, consist of the following as of December 31:

	2011	2010
Fixed-Rate Debt:
Mortgages and other notes, including $54,250 and $31,614 net premiums, respectively. Weighted average interest and maturity of 6.05% and 4.7 years at December 31, 2011.	$5,566,600	$5,485,659
Unsecured notes, including $29,178 and $26,586 net discounts, respectively. Weighted average interest and maturity of 5.76% and 6.8 years at December 31, 2011.	10,640,775	9,985,886

Total Fixed-Rate Debt	16,207,375	15,471,545
Variable-Rate Debt:
Mortgages and other notes, at face value. Weighted average interest and maturity of 1.74% and 0.8 years at December 31, 2011.	1,286,401	1,143,578
Credit Facility (see below)	952,664	858,637

Total Variable-Rate Debt	2,239,065	2,002,215

Total Mortgages and Other Indebtedness	$18,446,440	$17,473,760

            General.    Our unsecured debt contains financial covenants and other non-financial covenants. If we were to fail to comply with these covenants, after the expiration of the applicable cure periods, the debt maturity could be accelerated or other remedies could be sought by the lender including adjustments to the applicable interest rate. As of December 31, 2011, we are in compliance with all covenants of our unsecured debt.

            At December 31, 2011, we or our subsidiaries are the borrowers under 89 non-recourse mortgage notes secured by mortgages on 89 properties, including 10 separate pools of cross-defaulted and cross-collateralized mortgages encumbering a total of 44 properties. Under these cross-default provisions, a default under any mortgage included in the cross-defaulted pool may constitute a default under all mortgages within that pool and may lead to acceleration of the indebtedness due on each property within the pool. Certain of our secured debt contains financial and other non-financial covenants which are specific to the properties which serve as collateral for that debt. If the borrower fails to comply with these covenants, the lender could accelerate the debt and enforce its right against their collateral. At December 31, 2011, the applicable borrowers under these non-recourse mortgage notes were in compliance with all covenants where non-compliance could individually, or giving effect to applicable cross-default provisions, have a material adverse effect on our financial condition, results of operations or cash flows.

Unsecured Debt

            At December 31, 2011, our unsecured debt consisted of $10.7 billion of senior unsecured notes of the Operating Partnership and $952.7 million outstanding under our $4.0 billion unsecured credit facility, or the Credit Facility. The December 31, 2011 balance included $287.7 million (U.S. dollar equivalent) of Yen-denominated borrowings. On December 31, 2011, we had available borrowing capacity of approximately $3.0 billion under the Credit Facility. The maximum outstanding balance of the Credit Facility or the predecessor facility during the year ended December 31, 2011 was $1.8 billion and the weighted average outstanding balance was approximately $1.1 billion. Letters of credit of approximately $36.0 million were outstanding under the Credit Facility as of December 31, 2011.

            On October 5, 2011, we replaced our previous unsecured revolving credit facility and entered into the new Credit Facility, which provides an initial borrowing capacity of $4.0 billion, which can be increased at our option to $5.0 billion during its term. The Credit Facility will initially mature on October 30, 2015 and can be extended for an additional year at our sole option. The base interest rate on the Credit Facility is LIBOR plus 100 basis points and an additional facility fee of 15 basis points. In addition, the Credit Facility provides for a money market competitive bid option program that allows us to hold auctions to achieve lower pricing for short-term borrowings. The Credit Facility also includes a $2.0 billion multi-currency tranche.

            During the year ended December 31, 2011, the Operating Partnership redeemed at par $542.5 million of senior unsecured notes with fixed rates ranging from 5.00% to 8.25%. In addition, on November 10, 2011, we issued $500.0 million of senior unsecured notes at a fixed interest rate of 2.8% with a maturity date of January 2017 and $700.0 million of senior unsecured notes at a fixed interest rate of 4.13% with a maturity date of December 2021.

            On January 12, 2010, the Operating Partnership commenced a cash tender offer for any and all senior unsecured notes of ten outstanding series with maturity dates ranging from 2011 to March 2013. The total principal amount of the notes accepted for purchase on January 26, 2010 was approximately $2.3 billion, with a weighted average duration of 2.0 years and a weighted average coupon of 5.76%. The Operating Partnership purchased the tendered notes with cash on hand and the proceeds from an offering of $2.25 billion of senior unsecured notes that closed on January 25, 2010. The senior notes offering was comprised of $400.0 million of 4.20% notes due 2015, $1.25 billion of 5.65% notes due 2020 and $600.0 million of 6.75% notes due 2040. The weighted average duration of the notes offering was 14.4 years and the weighted average coupon was 5.69%. We recorded a $165.6 million charge to earnings in the first quarter of 2010 as a result of the tender offer.

            On August 9, 2010, the Operating Partnership commenced a cash tender offer for any and all senior unsecured notes of three outstanding series with maturity dates ranging from May 2013 to August 2014. The total principal amount of the notes accepted for purchase on August 17, 2010 was approximately $1.33 billion, with a weighted average duration of 3.5 years and a weighted average coupon of 6.06%. The Operating Partnership purchased the tendered notes with cash on hand and the proceeds from an offering of $900.0 million of 4.375% senior unsecured notes that closed on August 16, 2010. The senior notes are due on March 1, 2021. We recorded a $185.1 million charge to earnings in the third quarter of 2010 as a result of the tender offer.

Secured Debt

            Total secured indebtedness was $6.8 billion and $6.6 billion at December 31, 2011 and 2010, respectively. During the year ended December 31, 2011, we repaid $368.2 million in mortgage loans with a weighted average interest rate of 6.64%, unencumbering six properties.

            As a result of the acquisition of additional interest in King of Prussia in August 2011 as further discussed in Note 4, we now own a controlling interest in this property and, accordingly, we consolidated the property as of the acquisition date, including the property's $160.1 million mortgage debt.

            As discussed in Note 4, on December 31, 2011, we consolidated six properties we received as a distribution from a joint venture of its interests in a portfolio of properties. Four of these properties are encumbered by mortgages totaling $459.0 million.

Debt Maturity and Other

            Our scheduled principal repayments on indebtedness as of December 31, 2011 are as follows:

2012	$1,564,661
2013	1,211,305
2014	1,792,649
2015	1,692,886
2016	4,604,813
Thereafter	7,555,054

Total principal maturities	18,421,368
Net unamortized debt premium and other	25,072

Total mortgages and other indebtedness	$18,446,440

            Our cash paid for interest in each period, net of any amounts capitalized, was as follows:

	For the Year Ended December 31,
	2011	2010	2009
Cash paid for interest	$979,436	$1,015,989	$994,688

Derivative Financial Instruments

            Our exposure to market risk due to changes in interest rates primarily relates to our long-term debt obligations. We manage exposure to interest rate market risk through our risk management strategy by a combination of interest rate protection agreements to effectively fix or cap a portion of variable rate debt. We are also exposed to foreign currency risk on financings of certain foreign operations. Our intent is to offset gains and losses that occur on the underlying exposures, with gains and losses on the derivative contracts hedging these exposures. We do not enter into either interest rate protection or foreign currency rate protection agreements for speculative purposes.

            We may enter into treasury lock agreements as part of an anticipated debt issuance. If the anticipated transaction does not occur, the cost is charged to consolidated net income. Upon completion of the debt issuance, the cost of these instruments is recorded as part of accumulated other comprehensive income (loss) and is amortized to interest expense over the life of the debt agreement.

            The fair value of our interest rate swap agreements is a net liability balance of $10.0 million and $19.5 million at December 31, 2011 and 2010, respectively, and is included in other liabilities and accrued dividends. The interest rate cap agreements were of nominal value at December 31, 2011 and 2010 and we generally do not apply hedge accounting to these arrangements. In addition, the unamortized loss of our treasury locks and terminated hedges recorded in accumulated other comprehensive income (loss) was $89.7 million as of December 31, 2011. As of December 31, 2011, our outstanding LIBOR based derivative contracts consisted of:

  •
  interest rate cap protection agreements with a notional amount of $381.3 million which mature in July 2013 and June 2014, and

  •
  fixed rate swap agreements with a notional amount of $485.8 million which have a weighted average fixed pay rate of 2.52% and a weighted average variable receive rate of 0.58%.

            Within the next year, we expect to reclassify to earnings approximately $21.2 million of losses related to active and terminated interest rate swaps from the current balance held in accumulated other comprehensive income (loss). The amount of ineffectiveness relating to cash flow hedges recognized in income during the periods presented was not significant.

            Our joint ventures may also enter into interest rate swaps or caps, which are recorded at fair value on the joint venture balance sheets. Included in our accumulated other comprehensive income (loss) as of December 31, 2011 and 2010 is our share of the joint ventures' accumulated derivative losses of $14.0 million and $20.9 million, respectively.

Fair Value of Financial Instruments

            The carrying value of our variable-rate mortgages and other loans approximates their fair values. We estimate the fair values of consolidated fixed-rate mortgages using cash flows discounted at current borrowing rates and other indebtedness using cash flows discounted at current market rates. We estimate the fair values of consolidated fixed-rate unsecured notes using quoted market prices, or, if no quoted market prices are available, we use quoted market prices for securities with similar terms and maturities. The book value of our consolidated fixed-rate mortgages and other indebtedness was $15.9 billion and $14.8 billion as of December 31, 2011 and 2010, respectively. The fair values of these financial instruments and the related discount rate assumptions as of December 31 are summarized as follows:

	2011	2010
Fair value of fixed-rate mortgages and other indebtedness	$17,905	$16,087
Weighted average discount rates assumed in calculation of fair value for fixed-rate mortgages	3.60%	4.46%